                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Yield Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                  SERIES 229
FLORIDA INSURED MUNICIPALS INCOME TRUST                     SERIES 159
MICHIGAN INSURED MUNICIPALS INCOME TRUST                    SERIES 188
MISSOURI INSURED MUNICIPALS INCOME TRUST                    SERIES 125
NEW YORK INSURED MUNICIPALS INCOME TRUST                    SERIES 178
OHIO INSURED MUNICIPALS INCOME TRUST                        SERIES 134
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                SERIES 295
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 50
INSURED MUNICIPALS INCOME TRUST DISCOUNT                    SERIES 17
INSURED MUNICIPALS INCOME TRUST                             SERIES 494
INSURED MUNICIPALS INCOME TRUST LIMITED                     SERIES 97
INSURED MUNICIPAL LADDERED TRUST                            SERIES 11
LONG TERM INVESTMENT GRADE TRUST                            SERIES 24
LONG TERM INVESTMENT GRADE TRUST                            SERIES 25
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                SERIES 95
ROLLING TREASURY PORTFOLIO                                  SERIES 1
GNMA INCOME PORTFOLIO                                       SERIES 3
INVESTMENT GRADE TRUST                                      SERIES 20
VK INSURED INCOME TRUST                                     SERIES 125
BIRINYI EQUITY SELECT TRUST                                 SERIES 9
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                     SERIES 16
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                          SERIES 2
DIVIDEND INCOME AND VALUE PORTFOLIO                         SERIES 44
DOW 30 INDEX TRUST                                          SERIES 19
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                     OCTOBER 2004 SERIES
EAFE STRATEGIC 20 TRUST                                     SERIES 44
ENERGY PORTFOLIO                                            SERIES 12
FINANCIAL INSTITUTIONS TRUST                                SERIES 24
SELECT 5 INDUSTRIAL PORTFOLIO                               SERIES 44
FOCUS VALUE PORTFOLIO                                       SERIES 13
VK GREAT INTERNATIONAL FIRMS TRUST                          SERIES 25
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                       SERIES 44
VK HEALTHCARE AND PHARMACEUTICAL TRUST                      SERIES 29
VK INTERNET TRUST                                           SERIES 40
STRATEGIC GROWTH LARGE CAP PORTFOLIO                        SERIES 44
STRAT CLSD END TR SEN LOAN AND LTD DUR                      SERIES 1
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 32
COHEN AND STEERS MASTER INCOME PORTFOLIO                    SERIES 1
NASDAQ STRATEGIC 10 TRUST                                   SERIES 44
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO              SERIES 17
PREFERRED SECURITIES PORTFOLIO                              SERIES 5
STRATEGIC SMALL CAP PORTFOLIO                               SERIES 44
S AND P SELECT CORE 20 PORTFOLIO                            SERIES 44
SELECT 10 INDUSTRIAL PORTFOLIO                              SERIES 46
NATCITY SELECT EQUITY CORE PORTFOLIO                        SERIES 1
SELECT S AND P INDUSTRIAL PORTFOLIO                         SERIES 44
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 44
SELECT TURNAROUND FOCUS LIST                                SERIES 4
THE DOW CONTRARIAN STRATEGY PORTFOLIO                       SERIES 46
VK UTILITY TRUST                                            SERIES 17
COHEN AND STEERS REIT INCOME PORTFOLIO                      SERIES 13
SELECT GROWTH TRUST                                         OCTOBER 2004 SERIES